UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 15 March 2012

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On 15 March 2012, the Board of Directors of Air Products and Chemicals, Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws to eliminate the exclusive forum provision in Article VIII, Section 7. This provision mandated that the Court of Chancery for the State of Delaware be the exclusive forum for derivative claims brought on behalf of the Company, breach of fiduciary duty claims involving the officers, directors, or employees of the Company, and any other action involving the Company asserting a claim arising under the Delaware General Corporation law or governed by the internal affairs doctrine.

The foregoing is qualified in its entirety by reference to the Company’s Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.	Bylaws as amended effective 15 March 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: 19 March 2012	By:	/s/ John D. Stanley

John D. Stanley

Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

3.	Bylaws as amended effective 15 March 2012.

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